Assets held for sale	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Assets held for sale

26. Assets held for sale

	2018	2017
	£m	£m
Property, plant and equipment	109	57
Goodwill	144	—
Other intangibles	1	49
Inventory	50	7
Cash and cash equivalents	485	—
Other	(136)	—

	653	113

Non-current assets and disposal groups are transferred to assets held for sale when it is expected that their carrying amounts will be recovered principally through disposal and a sale is considered highly probable. They are held at the lower of carrying amount and fair value less costs to sell.

Assets held for sale primarily reflect the disposal group arising from GSK’s agreement to divest Horlicks and other Consumer Healthcare nutritional brands to Unilever plc announced in December 2018, and which is expected to complete by the end of 2019. See Note 38, ‘Acquisitions and disposals’.

Included within assets held for sale are assets which were written down to fair value less costs to sell of £51 million (2017 – £63 million). The valuation methodology used significant inputs which were not based on observable market data and therefore this valuation is classified as level 3 in the fair value hierarchy.